Filed Pursuant to Rule 497(e)
                                                      Registration No. 033-78264

                              EXCELSIOR FUNDS TRUST

                          Excelsior Institutional Funds

                                   Equity Fund
                               Optimum Growth Fund
                               Mid Cap Value Fund
                            International Equity Fund
                             Total Return Bond Fund
                                   Income Fund
                                 High Yield Fund

                        Supplement dated February 5, 2004
                      to the Prospectus dated July 29, 2003

        On page 8 of the Prospectus, the first two sentences of the first paragraph under the heading, "Investment Strategy of the Mid Cap Value Fund" are replaced in their entirety with the following sentences:

        "Under normal circumstances, the Mid Cap Value Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-sized companies that have market capitalizations that are consistent with the market capitalizations of companies included in the Russell Mid Cap Index ("Index"), as such index may be reconstituted from time-to-time. At present, the companies comprising the Index have average market capitalization of $3.3 billion. The market capitalizations of the companies in the Fund's portfolio may vary in response to changes in the markets. The Fund will not automatically sell stock of a company it already owns just because the company's market capitalization falls below the market capitalization of companies that qualify for inclusion in the Index."